                                                                   EXHIBIT 10.23



                                            STOCK OPTION AGREEMENT dated as
                                            of June 1, 2001, between Liberty
                                            Livewire Corporation (the "Company")
                                            and Salah M. Hassanein ("Optionee")

                                    Recitals


               A. Optionee is a consultant to, and director of, the Company.

               B. Optionee and the Company are parties to a Consulting Agreement dated December 10, 1999, among Optionee, the Company and other parties, as amended (the "Consulting Agreement). This Agreement is entered into pursuant to
Section 3(c) of the Consulting Agreement.

               C. The Consulting Agreement was entered into pursuant to Section 7.11(ii) of the Agreement and Plan of Merger dated as of December 10, 1999 (the "Merger Agreement"), among AT&T Corp., B-Group Merger Corp., Liberty Media Corporation and the Company (then known as "The Todd-AO Corporation").

               D. Subject to Section 9 of this Agreement, this Agreement is entered into pursuant to Section 11.5 of the Liberty Livewire Corporation 2000 Incentive Plan dated November 28, 2000 (the "Plan").

               NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Optionee hereby agree to the following:

               1. Option Grant. The Company hereby grants to Optionee the option ("Option") to purchase up to 50,000 shares (the "Shares") of the Class A Common Stock, par value $.01 per share ("Class A Common Stock"), of the Company, at an exercise price of $7.00 per share (the "Exercise Price"), on the terms, and subject to the conditions, set forth in this Agreement and, subject to Section 9 hereof, the Plan. Unless otherwise defined herein, terms defined in the Consulting Agreement have the same meanings in this Agreement. The Option is not intended to be an incentive stock option as defined in Section 422 of the Code and is hereby designated a "nonqualified stock option" for all purposes of the Code and, if applicable, the Plan.

               2. Exercise.

               (a) Right to Exercise; Immediate Vesting in Full. The Option shall be exercisable in full from time to time during the Term , without regard to any vesting schedule, except as otherwise expressly provided in this Agreement and, subject to Section 9 of this Agreement, the Plan.

               (b) Method of Exercise. This Option shall be exercisable by written notice (in the form attached as Exhibit A or other form acceptable to the Company) which shall state the election to exercise the Option, the number Shares in respect of which the Option is being exercised, and such representations, warranties and agreements as the Company may reasonably request to comply with applicable U.S. federal or state securities laws and/or the requirements of any stock exchange (or quotation system) upon which the Class A Common Stock is listed or included (a "Stock Exchange"). The written notice of exercise shall be accompanied by payment of the aggregate Exercise Price for the number of shares as to which the Option is being exercised. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

               (c) Compliance with Law. No Shares will be issued pursuant to the exercise of the Option unless such issuance and such exercise shall be in conformity with all relevant provisions of law and the requirements of any applicable Stock Exchange. Assuming such compliance, for income tax purposes, the Shares shall be deemed transferred to the Optionee at the close of business (or such other time as the Board shall determine) on the date on which the Option is exercised with respect to such Shares.

               3. Registration Rights; Optionee's Representations. Optionee shall be entitled to registration rights with respect to Shares purchasable upon exercise of the Option, pursuant to a Registration Rights Agreement between Optionee and the Company substantially in the form of Exhibit B attached hereto. If the Shares purchasable upon exercise of the Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company a signed Investment Representation Letter in the form of Exhibit C attached hereto.

               4. Method of Payment. Payment of the Exercise Price shall be made only by one or more of the following methods, or a combination thereof, as Optionee shall from time to time elect:

               (a) cash or wire transfer of immediately available (or next day) funds;

               (b) certified or bank check;

               (c) surrender of other shares of Class A Common Stock that (A) have been owned by Optionee for at least six months on the date of surrender, and (B) have an aggregate Fair Market Value (as determined in accordance with the provisions of the Plan, whether or not applicable) on the date of surrender equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised; or

               (d) delivery of a properly executed exercise notice together with such other documentation as the Company, in its sole and absolute discretion, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

               5. Compliance with Laws. The Option may not be exercised if the issuance of Shares upon such exercise or the method of paying the Exercise Price for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board.

               6. Non-Transferability. Neither the Option nor any rights of Optionee hereunder may be transferred or assigned in any manner otherwise than by will or by the laws of descent or distribution, and the Option may be exercised during the lifetime of Optionee only by

Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

               7. Term of Option. The term of the Option (the "Term") shall commence on the date of this Agreement and shall automatically expire, to the extent not theretofore exercised, at 5:00 p.m., New York City time, on the first to occur of (i) June 9, 2010; (ii) the 90th day after the occurrence of a Change of Control (as defined herein); and (iii) the second anniversary of the death or permanent disability of Optionee. For purposes of this Agreement, the term "Change of Control" means (x) a sale by the Company to one or more persons not affiliated with the Company of all or substantially all of the assets of the Company, in one or a series of related transactions outside the ordinary course of business or (y) the acquisition by any "person," including a "group" as determined in accordance with Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, of securities of the Company representing 50% or more of the combined equity capital and 50% or more of the combined voting power of the then-outstanding equity securities of the Company; provided that no Change of Control shall be deemed to occur as a result of any transaction if, after giving effect to such transaction, however structured, one or more Liberty Entities (as defined in the Plan) beneficially own securities of the Company (or any Entity that acquires all or substantially all the assets of the Company, or of which the Company is a Controlled Subsidiary (as such terms are defined in the Plan) representing 50% or more of the combined equity capital and 50% or more of the combined voting power of the then-outstanding equity securities of the Company (or such Entity). Optionee or his representative may at any time seek a determination by the Board of Directors of the Company that Optionee has become permanently disabled, within the meaning of this Section 2(b), and any such determination by the Board (whether initiated by Optionee or his representative or made by the Board on its own initiative) shall be binding upon Optionee and the Company for all purposes of this Agreement.

               8. Incorporation of the Plan; Entire Agreement; Governing Law. Except as otherwise provided in Section 9 of this Agreement, this Agreement is intended to be an Agreement entered into pursuant to the Plan, and the Option is intended to be an Option granted under the Plan, and the Plan is hereby incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, including without limitation the Consulting Agreement (which is expressly modified hereby, to the extent that the terms of the Option or this Agreement differ in any respect from the terms of the "Option" and "Option Agreement" contemplated by Section 3(c) of the Consulting Agreement). If any provision of this Agreement conflicts with any provision of the Plan, the provisions of this Agreement shall govern. This Agreement may not be modified adversely to Optionee's interest except by means of a writing signed by the Company and Optionee. This Option Agreement shall be governed by the laws of the State of Delaware applicable to contracts made and performed wholly therein.

               9. Certain Approvals. The parties acknowledge that the principal terms of the Option were approved by the Board of Directors of the Company (then known as "The Todd-AO Corporation") at a board meeting on October 15, 1999, and by the stockholders of the Company at the special meeting of stockholders on June 9, 2000. However, to the extent that the Option is intended to constitute an Option under the Plan, the parties acknowledge that this

Agreement must be expressly approved by the Board of Directors of the Company pursuant to Section 11.5 of the Plan ("New Board Approval") and the Plan must be approved by the stockholders of the Company ("New Stockholder Approval"). The Company shall use reasonable efforts to obtain New Board Approval within 90 days after the date of this Agreement and to obtain New Stockholder Approval at the next annual meeting of the stockholders of the Company. However, if: (i) New Stockholder Approval is not obtained at the next annual meeting of the stockholders of the Company, or (ii) New Board Approval is not obtained at or before the first Board of Directors meeting following such annual stockholders meeting, or (iii) Optionee gives written notice to the Company that Optionee elects to convert the Option into a "non-Plan" Option, or gives written notice of exercise of the Option, in whole or in part, pursuant to Section 2(c) of this Agreement, in either case at or before the first Board of Directors meeting following such annual stockholders meeting, then, in any such case, the Option shall automatically be converted into a non-Plan Option (that is, an Option duly granted by the Company but not granted under the Plan), and the terms of the Plan shall thereafter not apply to or govern the Option (except as otherwise expressly provided herein).

               10. Notices. All notices, requests or demands under this Agreement will be in writing and will be deemed to have been duly given or delivered (a) when delivered by hand, (b) one day after being given to an express courier with a reliable system for tracking delivery, (c) when sent by confirmed facsimile with a copy sent by another means specified in this Section 11, or (d) five days after the date of mailing by certified or registered mail, return receipt requested, postage prepaid, and addressed as follows:

               In the case of the Company:

               Liberty Livewire Corporation
               520 Broadway, 5th Floor
               Santa Monica, California 90401
               Fax:  310.434.7005
               Attn:  General Counsel

               In the case of Optionee:

               Salah M. Hassanein
               2318 Front Street
               Del Mar, CA  92014
               Fax:  858.509.0708

or such other address, or to the attention of such other person, as the recipient party shall have specified by prior written notice to the sending party.



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

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


                                             LIBERTY LIVEWIRE CORPORATION



                                             By:      /s/ Marcus O. Evans
                                                 -------------------------------
                                                 Name:
                                                 Title:



               Optionee has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.



Dated:     8/6/01                                 /s/ Salah M. Hassanein
       ----------------------------          -----------------------------------
                                             Salah M. Hassanein

                                             Residence Address:

                                             2318 Front Street
                                             Del Mar, CA  92014

                                    EXHIBIT A


Liberty Livewire Corporation
520 Broadway, 5th Floor
Santa Monica, California 90401
Fax:  310.434.7005
Attn:  General Counsel

                                 Exercise Notice

Gentlemen:

               Effective at the close of business today, _________________, 20__, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ____ shares (the "Shares") of the Class A Common Stock, par value $.01 per share, of Liberty Livewire Corporation (the "Company"), pursuant to the Stock Option Agreement dated as of June 1, 2001 (the "Option Agreement"), between Optionee and the Company, and hereby acknowledges, represents and agrees, for the benefit of the Company as follows:

               1. Option Agreement. Optionee has read and understands the Option Agreement [and the Plan]1 and is bound by the terms and conditions thereof. Unless otherwise defined herein, terms defined in the Option Agreement have the same meanings in this Exercise Notice.

               2. Rights as Stockholder. Until the stock certificate evidencing the Shares has been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to any Shares, notwithstanding the exercise of the Option. The Company shall issue or cause to be issued such stock certificate promptly after the Option is exercised. No adjustment will be made for any dividend or other right for which the record date is prior to the date the stock certificate is issued[, except as provided in Plan].

               3. Tax Consultation. Optionee understands that Optionee may incur tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and is not relying on the Company for any tax advice.

               4. Restrictive Legends and Stop-Transfer Orders.

               (a) Legends. The Optionee is entitled to the registration rights set forth in a Registration Rights Agreement between the Optionee and the Company substantially in the form attached to the Option Agreement as Exhbit B, which provides for, among other things, registration of the re-sale of the Shares by Optionee (on the terms and subject to the conditions set forth in such Registration Rights Agreement) pursuant to a re-sale prospectus filed as part of a registration statement on Form S-8 registering the Option and the Shares. Optionee agrees that


--------

1       Omit bracketed language if Option is not a Plan Option.

if the grant of the Option to Optionee, or the resale of the Shares by Optionee, are not registered pursuant to an effective registration statement under the Act, or if, despite such registration statement, Shares are sold by Optionee in a transaction that is not registered under the Securities Act or entitled to the safe harbor of Rule 144 under the Securities Act, the Company (or its transfer agent) may cause a legend in substantially the form set forth below, and/or such other legend or legends as the Company, in its sole discretion, deems necessary, proper or advisable under U.S. federal and applicable state securities laws and regulations, to be placed on any certificate(s) evidencing ownership of the
Shares:

        "The securities represented by this certificate have been issued in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies and may only be sold or otherwise transferred in compliance with the requirements of Rule 145 or pursuant to a registration statement under said act or an exemption from such registration."

               (b) Stop-Transfer Notices; Refusal to Transfer. The Company may issue appropriate "stop transfer" instructions to its transfer agent from time to time in order to ensure compliance with the restrictions referred to herein. The Company shall not be required to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been transferred.

               5. Successors and Assigns. This Exercise Notice shall be binding upon Optionee, his heirs, executors, administrators, successors and assigns, and shall inure to the benefit of the Company, its successors and assigns.

               6. Governing Law; Severability. This Exercise Notice shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed wholly therein. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain in effect.

               7. Notices. Any notice required or permitted hereunder shall be given in writing and shall be effectively given if given in accordance with
Section 10 of the Option Agreement.

               8. Further Instruments. The parties shall execute such further instruments and take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Notice[, the Plan] and the Option.

               9. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, in accordance with paragraph 4 ___ of the Option Agreement.



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

               10. Entire Agreement. The Option Agreement[, the Plan] and, if applicable, the Investment Representation Letter are incorporated herein by reference. This Exercise Notice, the Option Agreement[, the Plan] and, if applicable, the Investment Representation Letter constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interests except by means of a writing signed by the Company and Optionee.

Submitted by:                                Accepted by:

OPTIONEE:                                    LIBERTY LIVEWIRE CORPORATION


                                             By:
                                                --------------------------------
                                             Its:
-----------------------------------              -------------------------------
(Signature)


Address:

-----------------------------------

-----------------------------------

                                    EXHIBIT B

                          Registration Rights Agreement

                                   (Attached)

                                    EXHIBIT C

Liberty Livewire Corporation
520 Broadway, 5th Floor
Santa Monica, California 90401
Fax:  310.434.7005
Attn:  General Counsel

                        Investment Representation Letter

   (to be required only if Shares are not registered under the Securities Act)

Gentlemen:

               In connection with the purchase of shares (the "Shares") of the Class A Common Stock, par value $.01 per share, of Liberty Livewire Corporation (the "Company"), by exercise of that certain Stock Option Agreement dated as of June 1, 2001, between the undersigned ("Optionee") and the Company, Optionee hereby represents and warrants to the Company as follows:

               (a) Optionee is knowledgeable with respect to the business of the Company and financial affairs and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Optionee is acquiring the Shares for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

               (b) Optionee acknowledges and understands that the Shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until a given increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future.

               (c) Optionee is familiar with the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions, including: (1) the resale to occur not less than one year after the Shares were acquired, (2) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, or a nonaffiliate who has held the Shares less than two years, (3) the availability of certain public information about the Company,
(4) the amount of Shares being sold during any three-month period not exceeding the limitations specified in Rule 144(e), and (5) the timely filing of a Form 144, if applicable.

               (d) Optionee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A or some other registration exemption will be required in connection with any transfer of shares; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.


                                             Signature of Optionee:



                                             -----------------------------------

                                             Date: ________, 2_____